                                  THE TAIWAN
                                 FUND, INC.(R)


                               -----------------


                                 ANNUAL REPORT

                                AUGUST 31, 1997




-------------------------------------------------------------------------------


                                   THE TAIWAN
                                    FUND INC.

                               -----------------


                                 WHAT'S INSIDE


                               -----------------

                                                   Page
                                                   ----
Portfolio Manager's Message                          2

Portfolio Snapshot                                   5

Investments                                          6

Financial Statements                                 9

Report of Independent Accountants                   15

Summary of Dividend Reinvestment and
  Cash Purchase Plan                                16

-------------------------------------------------------------------------------

Dear Shareholders:

We are pleased to present the Annual Report of the Taiwan Fund Inc. (the "Fund") for the fiscal year ended August 31, 1997. During this period, the Fund's net asset value ("NAV") increased by 61.76% in U.S. Dollar terms, and by 68.30% in New Taiwan Dollar terms, as the New Taiwan Dollar depreciated by 4.54% against the U.S. Dollar. The percentages were calculated based on the change in the NAV and adjusted for the US$0.0078 per share dividend paid in January 1997. During the same period, the Taiwan Stock Exchange (TAIEX) Index increased by 54.26%. The Fund outperformed the TAIEX Index because the Fund was overweighted in the electronics sector and the automobile sector and underweighted in the financial sector. During the period under review the electronics sector outperformed the overall market by almost 240%, the automobile sector outperformed the market by almost 90% and the financial sector lagged the market by almost 50%. (Please see Michael Chen on Sector Returns).

On August 29, 1997, the closing price for the Fund's shares on the New York Stock Exchange was US$25.56 compared to US$23.50 on August 30, 1996. The market price on August 29, 1997 represented a 28.95% discount over its NAV of US$35.98 per share.

The Taiwan stock market continued its rally in 1997, driven by ample liquidity. The TAIEX Index went above the psychological barrier of 10,000 points in July. Investor confidence was strengthened by the positive comments from ex-Premier Lien who said "it is healthy for the TAIEX Index to stay above the 10,000 points." Average turnover of the market increased from NT$45.5 billion a day in 1996 to NT$140.7 billion a day in the first eight months of 1997. The liquidity came from an eased monetary environment since the second half of 1995.

The rally of the last 12 months was unique in the sense that stock market returns differed widely among sectors. (Please see Michael Chen on Sector Returns.) The momentum of the market was concentrated in the technology sector, which usually accounted for roughly 60% of the overall market turnover. In terms of returns, the technology sector contributed roughly 70% of the return of the overall market. The market was driven by the psychology of retail investors who dominated the market during the rally. Valuation of the technology sector has approached speculative levels, with valuations reaching 35 times the current year earnings.
The strength of the technology sector is not totally baseless. Recently, however, the global PC industry has gone through a restruc-

    PORTFOLIO MANAGER'S MESSAGE
--------------------------------------------------------------------------------
[Photo of Michael Chen]

A message from
Michael Chen,
Portfolio Manager of
The Taiwan Fund, Inc.

turing, resulting in a consolidation. Top brand-makers such as Compaq, Dell and IBM require larger scale and more flexible manufacturing support to grow their market shares. This presents Taiwanese makers of PC's and PC components an opportunity to expand. The integrated circuit industry has also announced very aggressive plans to expand its capacity, aiming to gain a larger share of the world integrated circuit market.

While the long-term growth prospect of the technology sector is intact, investors' expectations are very high. The premium in the valuation of the technology sector can be vulnerable to temporary setbacks of growth. The Fund is being selective toward the technology sector and only acquires stocks that have a competitive edge to sustain growth in the long term.
The economy is expected to grow approximately 6.5% in 1997, compared to 5.7% in 1996. The major driving force is still the exporting sector which is, in turn, led by the technology industry. While the growth of domestic demand remains weak, there are signs of improvements. Activity in the secondary real estate market has increased which indicates increasing demand for housing. A reviving real estate market usually leads to recovering domestic demand. The domestic economy also anticipates a boost from increased capital investment and government spending in the second half of this year.

The Central Bank has eased monetary policy since late 1995, aimed at stimulating the weak economy. However, the excess liquidity this policy created has been poured into the financial markets rather than real economic activities. This was evidenced by a flat M2 growth which has been surpassed by a very high M1b growth. As the stock market became active, the Central Bank switched to a neutral and even tighter monetary policy in the second quarter of this year. The policy was further tightened when the New Taiwan Dollar became exposed to speculative attacks like other Asian currencies. (Please see Michael Chen on the South East Asia (SEA) Currency Crisis). While Taiwan has much stronger economic and financial fundamentals than other Asian countries, the attacks forced the Central Bank to defend the currency in the foreign exchange market and thus drain liquidity. In addition, the interest rate cycle has bottomed out.

The Fund was overweighted in the electronics sector during the first few months of the fiscal year, but began selling electronics stocks as the valuations became speculative. While we have forgone a large upside of the speculative rally, it is consistent with our style of picking stocks based on fundamentals and value. We will not base our investment decisions on perceptions of what other people are going to buy or sell but rather on where a company's business is

================================================================================
Michael Chen on Sector Returns:

Returns differed widely among sectors in the last 12 months. The following table shows how diverse returns were among Taiwan industry sectors for the year ended August 31, 1997.

INDICES                                                                  RETURNS
Electronics                                                              293.07%
Auto                                                                     142.18%
TAIEX-Ex-Financials                                                       83.46%
Others                                                                    83.20%
Retail                                                                    73.69%
Taiwan Fund                                                               68.30%
Rubber                                                                    66.06%
TAIEX Index                                                               54.26%
Chemical                                                                  53.57%
Cable & Wire                                                              43.00%
Food                                                                      39.75%
Construction                                                              29.98%
Plastics                                                                  29.29%
Textile                                                                   25.80%
Electrical                                                                24.66%
Paper & Pulp                                                              24.11%
Steel                                                                     14.68%
Tourism                                                                   12.58%
Financial                                                                  5.67%
Transportation                                                             3.77%
Glass                                                                     -2.48%
Cement                                                                   -17.28%

Source: Taiwan Economic Journal

--------------------------------------------------------------------------------
heading. We believe this style will deliver above-average returns with below-average risks in the long-term.

Besides the electronics sector, the Fund's large holdings in automobile stocks contributed to its performance. China Motor Co. and Yue Loong Motor are good examples of value stocks which we like. They are good companies that were selling at depressed valuation. These two automobile makers managed to gain market share and grow revenues and profits when everyone else was gloomy towards the shrinking, domestic automobile market. The Fund has more than tripled the money it invested in these two companies within two years. The Fund's performance also came from reducing investments in financial stocks which have been lagging the overall market since mid-1996.

We found that, as the economy becomes more deregulated and liberalized, companies' performances become more diverse even within the same sector. Therefore, more attention should be paid to company specifics rather than the cycles of various industries. We are committed to putting more effort into researching industries and companies so that we may pick the best investments for the Fund.

We thank you for your continued support and look forward to presenting our investment strategy again in coming reports.

Sincerely yours,

/s/ Michael Chen
Michael Chen
Portfolio Manager

The views expressed in this report reflect those of the portfolio manager only through the end of the period of the report. The manager's views are subject to change at any time based on market or other conditions.
Michael Chen on the South East Asia (SEA) Currency Crisis:

Due to slowing export growth, deteriorating current accounts and faltering financial systems, several SEA currencies are depreciating against the U.S. Dollar as foreign capital is pulled out. The following table lists the magnitude of depreciation of selected SEA currencies for the year ended
August 31, 1997.

Currency                                                            Depreciation

Thai Baht                                                                 25.81%
Indonesian Rupiah                                                         19.81%
Malaysian Ringgit                                                         14.77%
Philippine Peso                                                           13.09%
Singapore Dollar                                                           7.13%
Source: Reuters

While the New Taiwan Dollar is under similar pressures, we believe that due to a current account surplus and a sound financial system, the currency should be resistant to such depreciation. However, the pricing power and competitiveness of various industries in Taiwan may be negatively affected by a relatively strong New Taiwan Dollar. Furthermore, the shakeout in the SEA economies will slow down the economic growth in the region, at least in the short-term. The magnitude of the impact on Taiwan is not clear now, but on the bright side, the SEA countries will need more time to catch up to Taiwan in the capital and technology intensive industries.

--------------------------------------------------------------------------------
    PORTFOLIO SNAPSHOT
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

----------------------------------------------
            TOP TEN EQUITY HOLDINGS
----------------------------------------------

HOLDINGS AS OF AUGUST 31, 1997              %
----------------------------------------------
Taiwan Semiconductor Manufacturing Inc.   7.2
----------------------------------------------
China Motor Co.                           4.8
----------------------------------------------
Asustek Computer, Inc.                    4.6
----------------------------------------------
Nan Ya Plastics Corp.                     4.6
----------------------------------------------
United Micro Electric Corp. Ltd.          4.5
----------------------------------------------
Yue Loong Motor                           4.1
----------------------------------------------
Liton Electronics                         3.9
----------------------------------------------
Pou Chen                                  3.8
----------------------------------------------
China Steel Corp.                         3.3
----------------------------------------------
Hou Hai Precision                         2.9
----------------------------------------------

----------------------------------------------
      TOP TEN EQUITY INDUSTRY WEIGHTINGS
----------------------------------------------

WEIGHTINGS AS OF AUGUST 31, 1997            %
----------------------------------------------
Electronics                              22.0
----------------------------------------------
Automobiles, Tires & Accessories         14.2
----------------------------------------------
Computers & Business Equipment           12.1
----------------------------------------------
Plastics                                  8.1
----------------------------------------------
Textiles & Apparel                        7.2
----------------------------------------------
Construction & Real Estate                6.5
----------------------------------------------
Iron & Steel                              5.6
----------------------------------------------
Banks                                     4.8
----------------------------------------------
Electrical Equipment                      2.8
----------------------------------------------
Insurance                                 2.8
----------------------------------------------

----------------------------------------------
            TOP TEN EQUITY HOLDINGS
----------------------------------------------

HOLDINGS AS OF AUGUST 31, 1996              %
----------------------------------------------
Nan Ya Plastics Corp.                     4.4
----------------------------------------------
Hon Hai Precision                         4.2
----------------------------------------------
Cathay Life Insurance Co. Ltd.            3.6
----------------------------------------------
Formosa Plastic                           3.5
----------------------------------------------
Delta Electronics Inc.                    3.4
----------------------------------------------
Compeq Manufacturing Co., Inc.            3.3
----------------------------------------------
Hualon Teijran                            3.2
----------------------------------------------
Formosa Chemical & Fibre                  3.0
----------------------------------------------
China Motor Co.                           2.9
----------------------------------------------
Asia Cement                               2.8
----------------------------------------------

----------------------------------------------
      TOP TEN EQUITY INDUSTRY WEIGHTINGS
----------------------------------------------

WEIGHTINGS AS OF AUGUST 31, 1996            %
----------------------------------------------
Textiles & Apparel                       13.8
----------------------------------------------
Automobiles, Tires & Accessories         11.7
----------------------------------------------
Banks                                    11.0
----------------------------------------------
Electronics                               9.8
----------------------------------------------
Computers & Business Equipment            8.9
----------------------------------------------
Construction & Real Estate                8.1
----------------------------------------------
Plastics                                  7.9
----------------------------------------------
Insurance                                 4.6
----------------------------------------------
Iron & Steel                              4.5
----------------------------------------------
Shipping                                  4.1
----------------------------------------------

    THE TAIWAN FUND, INC.
    INVESTMENTS/AUGUST 31, 1997 (SHOWING PERCENTAGE OF TOTAL VALUE OF INVESTMENT IN SECURITIES)
--------------------------------------------------------------------------------

                                                               US$
                                                              VALUE
                                               SHARES        (NOTE 1)
                                             ----------    ------------
COMMON STOCKS - 99.3%
BASIC INDUSTRIES - 19.5%
CEMENT - 0.9%
Asia Cement...............................    3,601,523    $  5,078,749
Taiwan Cement Corp........................      202,800         261,974
                                                           ------------
                                                              5,340,723
                                                           ------------
CHEMICALS - 1.1%
Everlight Chemical Industrial (a).........    3,552,550       6,308,497
                                                           ------------
DRUGS & HEALTH CARE - 0.5%
Yung Shin Pharmaceuticals.................    1,124,013       3,170,092
                                                           ------------
GLASS - 0.5%
Taiwan Glass (a)..........................    1,830,161       2,880,337
                                                           ------------
INDUSTRIAL MACHINERY - 2.0%
Taichung Machinery (a)....................    4,666,894      11,862,230
                                                           ------------
IRON & STEEL - 5.6%
China Steel Corp..........................   18,825,025      19,205,195
Sheng Yu Steel Co. Ltd....................    1,542,760       2,197,036
Ton Yi Industrial Corp. (a)...............    7,933,960      11,022,458
Wei Chih Steel Industrial Co. Ltd. (a)....          444             438
Yieh Phui Enterprise Co...................      264,102         272,194
                                                           ------------
                                                             32,697,321
                                                           ------------
PAPER & FOREST PRODUCTS - 0.0%
Yuen Foong Yu Paper Manufacturing (a).....           35              24
                                                           ------------
PLASTICS - 8.1%
Formosa Plastic...........................    7,213,470      15,697,836
Nan Ya Plastics Corp......................   10,410,342      26,823,304
Tong Yang Industry Co. Ltd. (a)...........    4,321,694       5,206,498
                                                           ------------
                                                             47,727,638
                                                           ------------
WIRE & CABLE - 0.8%
Sampo Corp. (a)...........................    1,480,434       1,195,894
Walsin Lihwa Corp. (a)....................    3,413,897       3,268,877
                                                           ------------
                                                              4,464,771
                                                           ------------
TOTAL BASIC INDUSTRIES....................                  114,451,633
                                                           ------------

                                                               US$
                                                              VALUE
                                               SHARES        (NOTE 1)
                                             ----------    ------------
CONSTRUCTION & REAL ESTATE - 6.5%
Cathay Construction.......................       25,680    $     39,700
Gold Sun Development & Construction (a)...          895             726
Hung Poo Construction Corp. (a)...........    6,238,800      11,621,720
Kee Tai Properties Co. Ltd. (a)...........    3,795,956       8,458,955
Kindom Construction Co. Ltd. (a)..........    2,900,000       7,017,757
Pacific Construction (a)..................    1,035,550         901,419
Sakura Development Co. Ltd. (a)...........    4,138,000       8,356,685
Sun Splendor Co. (a)......................      808,820       1,816,465
                                                           ------------
                                                             38,213,427
                                                           ------------
DURABLES - 22.7%
AUTOMOBILES, TIRES & ACCESSORIES - 14.2%
Cheng Shin Rubber Industrial Co...........    2,993,618       7,244,305
China Motor Co............................    7,730,205      28,396,121
Ensure Co. (a)............................    5,110,600       6,121,331
Giant Manufacturing.......................    4,398,790      10,261,801
Sanyang Industrial Co. Ltd................    3,000,000       6,737,465
Yue Loong Motor...........................    9,000,600      24,131,135
                                                           ------------
                                                             82,892,158
                                                           ------------
CONSUMER ELECTRONICS - 1.3%
Teco Electric & Machinery Co. (a).........    3,923,520       7,445,398
                                                           ------------
TEXTILES & APPAREL - 7.2%
Formosa Chemical & Fibre..................    9,362,123      12,224,220
Formosa Taffeta Co. Ltd...................    2,268,400       2,345,804
Hualon Teijran (a)........................    5,940,000       5,439,484
Pou Chen (a)..............................    3,190,000      22,436,629
                                                           ------------
                                                             42,446,137
                                                           ------------
TOTAL DURABLES............................                  132,783,693
                                                           ------------
FINANCE - 7.6%
Chang Hwa Bank............................    1,773,750       6,793,610
China Trust Co. (a).......................      300,000         411,560
First Commercial Bank.....................    2,103,000       8,164,502
Hwa Nan Commercial Bank Ltd...............    1,812,000       7,539,484

    The accompanying notes are an integral part of the financial statements.

--------------------------------------------------------------------------------

                                                               US$
                                                              VALUE
                                               SHARES        (NOTE 1)
                                             ----------    ------------
COMMON STOCKS - continued
FINANCE - 7.6% - CONTINUED
BANKS - 4.8%
Taipei Business Bank......................       90,000    $    152,925
Utd World Chinese.........................    2,200,000       4,902,507
                                                           ------------
                                                             27,964,588
                                                           ------------
INSURANCE - 2.8%
Cathay Life Insurance Co. Ltd.............    3,446,740      16,681,645
                                                           ------------
TOTAL FINANCE.............................                   44,646,233
                                                           ------------
NONDURABLES - 2.0%
FOODS - 2.0%
AGV Products Corp. (a)....................    2,831,518       2,139,413
President Enterprise Corp. (a)............    6,000,000       9,610,027
                                                           ------------
                                                             11,749,440
                                                           ------------
RETAIL & WHOLESALE - 0.4%
GENERAL MERCHANDISE STORES - 0.4%
Far Eastern Department Stores.............    1,678,167       2,354,810
                                                           ------------
TECHNOLOGY - 36.9%
COMPUTERS & BUSINESS EQUIPMENT - 12.1%
Acer, Inc. (a)............................    3,125,000       8,867,949
Asustek Computer, Inc. (a)................    1,175,000      27,124,825
Delta Electronics, Inc....................    1,431,072      10,015,511
Inventec Co. Ltd. (a).....................    1,103,000       8,564,380
Lite-On Technology Corp. (a)..............    4,000,000      13,300,835
Microtek International, Inc. (a)..........    1,530,400       3,197,214
                                                           ------------
                                                             71,070,714
                                                           ------------
ELECTRICAL EQUIPMENT - 2.8%
Phoenixtec Power Co. Ltd. (a).............    4,392,700    $ 14,377,221
Tatung Co.................................    1,074,783       1,728,934
Yung Tay Engineer.........................      121,700         235,179
                                                           ------------
                                                             16,341,334
                                                           ------------

                                                               US$
                                                              VALUE
                                               SHARES        (NOTE 1)
                                             ----------    ------------
ELECTRONICS - 22.0%
Advanced Semiconductor Engineering, Inc.
  (a).....................................    1,115,100       5,979,297
Compeq Manufacturing Co. Inc. (a).........    1,165,799      10,635,074
Hon Hai Precision (a).....................    1,829,132      17,068,501
Liton Electronics.........................    3,978,000      22,854,108
Siliconware Precision Industry (a)........      858,200       3,794,965
Taiwan Semiconductor Manufacturing Co.
 (a)......................................    7,482,000      41,942,965
United Micro Electric Corp. Ltd. (a)......    5,850,000      26,276,113
                                                           ------------
                                                            128,551,023
                                                           ------------
TOTAL TECHNOLOGY..........................                  215,963,071
                                                           ------------
TRANSPORTATION - 3.7%
AIR TRAVEL - 1.0%
China Airlines............................    4,000,000       5,543,175
                                                           ------------
SHIPPING - 2.7%
Evergreen Marine Corp.....................   11,771,690      16,067,209
U Ming Marine.............................            5               4
                                                           ------------
                                                             16,067,213
                                                           ------------
TOTAL TRANSPORTATION......................                   21,610,388
                                                           ------------
TOTAL COMMON STOCK (Identified Cost --
 $395,022,799)............................                  581,772,695
                                                           ------------

    The accompanying notes are an integral part of the financial statements.

--------------------------------------------------------------------------------

                                             PRINCIPAL         US$
                                               AMOUNT         VALUE
                                                NT$          (NOTE 1)
                                             ---------     ------------
CERTIFICATES OF DEPOSIT - 0.1%
Dah An Commercial Bank 8.25%, 9/08/97.....   20,658,687    $    719,313
Taipei Bank 7.75%, 9/17/97................    5,187,665         180,629
                                                           ------------
TOTAL CERTIFICATES OF DEPOSIT
 (Identified Cost -- $899,736)............                      899,942
                                                           ------------
COMMERCIAL PAPER - 0.5%
Hung Sheng Co. 8.00%, 9/05/97 (b).........   49,832,972       1,735,131
Universal Securities Co. Ltd. 7.70%,
 9/05/97 (b)..............................   29,910,459       1,041,451
                                                           ------------
TOTAL COMMERCIAL PAPER
 (Identified Cost -- $2,776,159)..........                    2,776,582
                                                           ------------

                                              MATURITY
                                               AMOUNT
                                                US$
                                             ---------
REPURCHASE AGREEMENT - 0.1%
With State Street Bank and Trust Company
  at 2.000%, dated 8/25/97, due 9/2/97
  (collateralized by U.S. Treasury Notes
  7.875%, 11/15/07, market value
  $659,894)...............................   $ 645,282          645,000
                                                           ------------
TOTAL INVESTMENTS -- 100%
 (COST -- $399,343,694)...................                 $586,094,219
                                                           ============

LEGEND:

NT$ - New Taiwan dollar

US$ - United States dollar

(a) Non-income producing

(b) Certificates of Deposit and Commercial Paper that are traded through Bills Finance Corporations must be guaranteed by either a bank, a trust company or a Bills Finance Corporation. Since there is no recognized credit rating system in the Republic of China, the guarantee may not be comparable to a guarantee issued by a U.S. institution.

INCOME TAX INFORMATION:

At August 31, 1997, the aggregate cost of investment securities for income tax purposes was $399,959,465. Net unrealized appreciation aggregated $186,134,754, of which $191,708,718 related to appreciated investment securities and $5,573,964 related to depreciated investment securities. Taxes paid to foreign countries were $909,274 on income earned.









    The accompanying notes are an integral part of the financial statements.

    FINANCIAL STATEMENTS
--------------------------------------------------------------------------------

STATEMENT OF ASSETS AND LIABILITIES
August 31, 1997

ASSETS
Investment in securities, at value
  (including repurchase agreement of
  $645,000) (cost $399,343,694) (Notes 1
  and 2) -- See accompanying schedule.....                 $586,094,219
Cash......................................                        4,276
Cash in New Taiwan dollars (cost
 $6,726,461)..............................                    6,727,867
Dividends receivable......................                       25,115
Interest receivable.......................                       10,116
Prepaid expenses..........................                       46,397
                                                           ------------
 Total assets.............................                  592,907,990
LIABILITIES
Payable for investments purchased.........   $2,570,778
Accrued management fee (Note 3)...........      984,918
Taiwan withholding tax payable (Note 1)...      176,457
Other payables and accrued expenses.......      264,785
                                             ----------
 Total liabilities........................                    3,996,938
                                                           ------------
NET ASSETS................................                 $588,911,052
                                                           ============
Net Assets consist of (Note 1):
Paid in capital...........................                 $330,499,520
Accumulated undistributed net realized
 gain (loss) on investments and foreign
 currency.................................                   71,647,983
Net unrealized appreciation (depreciation)
 on:
 Investment securities....................                  186,750,525
 Assets and liabilities denominated in
   foreign currencies.....................                       13,024
                                                           ------------
NET ASSETS................................                 $588,911,052
                                                           ============
NET ASSET VALUE, per share
 ($588,911,052 / 16,365,572 shares
  outstanding)............................                       $35.98
                                                                 ======

STATEMENT OF OPERATIONS
Year Ended August 31, 1997

INVESTMENT INCOME
Dividends...............................                   $  3,573,692
Interest................................                      1,178,622
                                                           ------------
                                                              4,752,314
Less: Taiwan withholding tax (Note 1)...                       (909,274)
                                                           ------------
 Total Income...........................                      3,843,040
EXPENSES
Management fee (Note 3)
 Basic fee..............................   $  6,996,601
 Performance adjustment.................      1,742,072
Taiwan stock dividend tax (Note 1)......      1,454,865
Custodian fees and expenses.............        775,069
Administration and accounting fees
(Note 3)................................        311,574
Legal...................................        170,000
Shareholder communications..............        137,000
Directors compensation..................        119,500
Audit...................................        107,000
Delaware franchise tax..................         65,000
Insurance fees..........................         44,000
Transfer agent fees.....................         18,000
Miscellaneous...........................         33,003
                                           ------------
 Total expenses.........................                     11,973,684
                                                           ------------
NET INVESTMENT INCOME (LOSS)............                     (8,130,644)
                                                           ------------
REALIZED AND UNREALIZED GAIN (LOSS) ON
 INVESTMENTS (NOTE 1)
Net realized gain (loss) on:
 Investment securities..................     88,053,789
 Foreign currency transactions..........         39,775
                                           ------------
                                                             88,093,564
Change in net unrealized appreciation
 (depreciation) on:
 Investment securities..................    144,901,286
 Assets and liabilities denominated in
   foreign currencies...................         14,597     144,915,883
                                           ------------    ------------
NET GAIN (LOSS).........................                    233,009,447
                                                           ------------
NET INCREASE (DECREASE) IN NET ASSETS
 RESULTING FROM OPERATIONS..............                   $224,878,803
                                                           ============

    The accompanying notes are an integral part of the financial statements.

--------------------------------------------------------------------------------

STATEMENT OF CHANGES IN NET ASSETS

                                                                                                   Year Ended        Year Ended
                                                                                                   August 31,        August 31,
                                                                                                      1997              1996
                                                                                                  ------------      -------------
INCREASE (DECREASE) IN NET ASSETS
Operations
 Net investment income (loss)..................................................................   $ (8,130,644)     $  (2,758,105)
 Net realized gain (loss) on investments and foreign currency transactions.....................     88,093,564        (13,487,853)
 Change in net unrealized appreciation (depreciation) on investments and foreign currency
 transactions..................................................................................    144,915,883         77,143,065
                                                                                                  ------------      -------------
 Net increase (decrease) in net assets resulting from operations...............................    224,878,803         60,897,107
                                                                                                  ------------      -------------
Distributions to shareholders
 In excess of net investment income............................................................       (127,651)          (370,659)
                                                                                                  ------------      -------------
Share transactions (Note 4)
 Net proceeds from sales of shares.............................................................              0         32,529,699
 Reinvestment of distributions from net investment income......................................          1,254              7,217
                                                                                                  ------------      -------------
 Net increase (decrease) in net assets resulting from share transactions.......................          1,254         32,536,916
                                                                                                  ------------      -------------
   Total increase (decrease) in net assets.....................................................    224,752,406         93,063,364
NET ASSETS
 Beginning of period...........................................................................    364,158,646        271,095,282
                                                                                                  ------------      -------------
 End of period.................................................................................   $588,911,052      $ 364,158,646
                                                                                                  ============      =============
OTHER INFORMATION
Shares (Note 4)
 Sold..........................................................................................              0          1,538,805
 Issued in reinvestment of distributions from net investment income............................             53                357
                                                                                                  ------------      -------------
Net increase (decrease)........................................................................             53          1,539,162
                                                                                                  ============      =============

    The accompanying notes are an integral part of the financial statements.

--------------------------------------------------------------------------------

FINANCIAL HIGHLIGHTS+

                                                                                      Years Ended August 31,
                                                                 ----------------------------------------------------------------
                                                                   1997          1996          1995          1994          1993
                                                                 --------      --------      --------      --------      --------
SELECTED PER SHARE DATA
Net asset value, beginning of period..........................   $  22.25      $  18.28      $  32.26      $  18.06      $  19.68
                                                                 --------      --------      --------      --------      --------
Income from Investment Operations
 Net investment income (loss).................................       (.50)        (0.18)++      (0.19)        (0.24)         0.20
 Net realized and unrealized gain (loss) on investments.......      14.24          4.18         (7.27)        14.20         (1.70)
                                                                 --------      --------      --------      --------      --------
 Total from investment operations.............................      13.74          4.00         (7.46)        13.96         (1.50)
                                                                 --------      --------      --------      --------      --------
Less Distributions
 From net investment income...................................         --            --            --         (0.14)        (0.12)
 In excess of net investment income...........................      (0.01)        (0.03)           --         (0.01)           --
 From net realized gains......................................         --            --         (5.88)           --            --
 In excess of net realized gains..............................         --            --         (0.21)           --            --
                                                                 --------      --------      --------      --------      --------
 Total distributions..........................................      (0.01)        (0.03)        (6.09)        (0.15)        (0.12)
                                                                 --------      --------      --------      --------      --------
Antidilution/(Dilution) resulting from additional offering of
 shares at market and reinvestment of dividends at market.....         --          0.02         (0.40)         0.44            --
Offering expenses.............................................         --         (0.02)        (0.03)        (0.05)           --
                                                                 --------      --------      --------      --------      --------
Net asset value, end of period................................   $  35.98      $  22.25      $  18.28      $  32.26      $  18.06
                                                                 ========      ========      ========      ========      ========
Market value, end of period...................................   $  25.56      $  23.50      $  21.63      $  31.88      $  20.13
                                                                 ========      ========      ========      ========      ========
TOTAL RETURN
Per-share market value........................................        8.8%          8.8%        (12.0)%        59.2%         13.3%
RATIOS AND SUPPLEMENTAL DATA
Net assets, end of period (000 omitted).......................   $588,911      $364,159      $271,095      $363,723      $145,190
Ratio of expenses to average net assets+++....................       2.56%         2.24%         2.43%         2.49%         2.67%
Ratio of expenses to average net assets, excluding stock
 dividend tax expense.........................................       2.25%         1.81%         2.02%         2.28%         2.49%
Ratio of net investment income (loss) to average net assets...      (1.74)%       (0.92)%       (0.78)%       (1.01)%        1.05%
Portfolio turnover rate.......................................        126%          131%          159%          267%          163%
Average commission rate++++...................................      0.002         0.002            --            --            --

+    Based on average shares outstanding during the period.
++ Investment income per share reflects a regular dividend from China Steel Corp. of $0.05 per share. (Based on shares outstanding at 8/31/96.)
+++ Expense ratio includes 20% tax paid on stock dividends received by the Fund.
++++ For fiscal years beginning on or after September 1, 1995, a fund is required to disclose its average commission rate per share for trades on which commissions are charged.

    NOTES TO FINANCIAL STATEMENTS
--------------------------------------------------------------------------------

1. SIGNIFICANT ACCOUNTING POLICIES.

The Taiwan Fund, Inc. (the "Fund"), a Delaware corporation, is registered under the Investment Company Act of 1940, as amended (the Act), as a diversified closed-end management investment company.

The Fund is not permitted to invest directly in the securities of Republic of China (ROC) companies. Therefore, it invests through a contractual securities investment trust fund arrangement. This arrangement was established by means of the Securities Investment Trust, Investment Management and Custodian Contract (Management Contract) among China Securities Investment Trust Corporation (Adviser), the International Commercial Bank of China (Custodian) and the Fund. Under the Management Contract the Adviser manages and invests the assets of the Fund and the Custodian holds the assets. The Fund is the sole beneficiary of the assets held under the Management Contract and, as required by ROC regulations, its interest in the assets is evidenced by units of beneficial interest.

The Fund is treated as a Qualified Foreign Institutional Investor (QFII) which limits the Fund's ownership of a company's shares to no more than 10% of such shares. In addition, all QFIIs together can not own more than 25% of a company's shares. All Funds managed by China Securities Investment Trust Company (CSITC) are limited in aggregate to 10% ownership of a company's shares.

The preparation of financial statements in conformity with generally accepted accounting principles requires management to make estimates and assumptions that affect the amounts reported in the financial statements and accompanying notes. Actual results could differ from those estimates.

The policies described below are consistently followed by the Fund in the preparation of its financial statements in conformity with U.S. generally accepted accounting principles.

Security Valuation. All securities for which market quotations are readily available are valued at the last sales price prior to the time of determination of the Fund's net asset value per share or, if there was no sales price on such date, at the closing price quoted for such securities (but if bid and asked quotations are available, at the mean between the last current bid and asked prices, rather than such quoted closing price). Securities which are traded over-the-counter are valued at the mean between the current bid and asked prices or, if no quotations are available, are valued as determined in good faith by the Board of Directors of the Fund. In certain instances where the price determined above may not represent fair market value, the value is determined in such manner as the Board may prescribe. Short-term investments, having a maturity of 60 days or less are valued at cost which approximates market value, with accrued interest or discount earned included in interest receivable.

Foreign Currency Translation. The financial accounting records of the Fund are maintained in U.S. dollars. Investment securities, other assets and liabilities denominated in a foreign currency are translated into U.S. dollars at the current exchange rate. Purchases and sales of securities, income receipts and expense payments are translated into U.S. dollars at the exchange rate on the dates of the transactions.

Reported net realized gains and losses on foreign currency transactions represent net gains and losses from disposition of foreign currencies, currency gains and losses realized between the trade dates and settlement dates of security transactions, and the difference between the amount of net investment income accrued and the U.S. dollar amount actually received. The effects of changes in foreign currency exchange rates on investments in securities are not segregated in the Statement of Operations from the effects of changes in market prices of those securities, but are included in realized and unrealized gain or loss on investments in securities.

--------------------------------------------------------------------------------

Taxes. As a qualified regulated investment company under Subchapter M of the Internal Revenue Code, the Fund is not subject to income taxes to the extent that it distributes all of its investment company taxable income and net realized capital gains for its fiscal year. In addition to federal income tax for which the Fund is liable on undistributed amounts, the Fund is subject to federal excise tax on undistributed investment company taxable income and net realized capital gains. The schedule of investments includes information regarding income taxes under the caption "Income Tax Information." The Fund is organized in Delaware and as such is required to pay Delaware an annual franchise tax. Also, the Fund is currently subject to a Taiwan security transaction tax of 0.3% on equities and 0.1% on corporate bonds and mutual fund shares of the transaction amount.

The Fund's functional currency for tax reporting purposes is the New Taiwan dollar.

Investment Income. Dividend income is recorded on the ex-dividend date, except where the ex-dividend date may have passed, certain dividends from foreign securities are recorded as soon as the Fund is informed of the ex-dividend date.

Dividends are typically declared by Taiwanese companies in the Fund's third fiscal quarter of each year. As a result, the Fund receives substantially less dividend income in the first half of its year. Interest income, which includes accretion of original discount, is accrued as earned.

Dividend and interest income generated in Taiwan is subject to a 20% withholding tax. Stock dividends received (except those which have resulted from capitalization of capital surplus) are taxable at 20% of the par value of the stock dividends received.

Distributions to Shareholders. The distributable income from the assets held under the Management Contract, which is limited to cash dividends and interest income received, may be distributed to the Fund only once in each year at the Fund's discretion and is recorded on the ex-dividend date. Realized capital gains and stock dividends may also be distributed to the Fund. Within the above limitations the Fund will, under current ROC regulations, be able to remit out of the ROC the proceeds of income and capital gains distributions, unit redemptions and other distributions of assets held under the Management Contract.

The Fund distributes to shareholders at least annually, substantially all of its taxable ordinary income and expects to distribute its taxable net realized gains. Certain foreign currency gains (losses) are taxable as ordinary income and, therefore, increase (decrease) taxable ordinary income available for distribution. Pursuant to the Dividend Reinvestment and Cash Purchase Plan (the "Plan"), shareholders may elect to have all distributions automatically reinvested in Fund shares. (See the summary of the Plan.) Shareholders who do not participate in the Plan will receive all distributions in cash paid by check in U.S. dollars.

Income and capital gain distributions are determined in accordance with income tax regulations which may differ from generally accepted accounting principles. These differences are primarily due to differing treatments for foreign currency transactions, losses deferred due to wash sales, net operating losses, foreign tax credits and excise tax regulations. Permanent book and tax basis differences relating to shareholder distributions will result in reclassifications to paid in capital.

Security Transactions. Security transactions are accounted for as of the trade date. Gains and losses on securities sold are determined on the basis of identified cost.

2. PURCHASES AND SALES OF SECURITIES.

Purchases and sales of securities, other than short-term securities, aggregated $571,975,560 and $560,492,569, respectively.

--------------------------------------------------------------------------------

3. FEES AND OTHER TRANSACTIONS WITH AFFILIATES.

Management Fee. As the Fund's investment adviser, CSITC receives a fee that is computed daily at an annual rate of 1.50% of the Fund's average net assets. The basic fee is subject to a performance adjustment (up to a maximum of 6 .50%) based on the Fund's investment performance as compared to the Taiwan Stock Exchange Index over a rolling 36-month period. For the year ended August 31, 1997, the management fee was equivalent to an annual rate of 1.87% of average net assets.

Directors Fees. No director, officer or employee of the Investment Manager or its' affiliates will receive any compensation from the Fund for serving as an officer or director of the Fund. The Fund pays each of its directors who is not a director, officer or employee of the Investment Manager an annual fee of $10,000 plus $1,000 for each Board of Directors' meeting or Audit Committee meeting attended. In addition, the Fund will reimburse each of the directors for travel and out-of-pocket expenses incurred in connection with Board of Directors' meetings.

Administration Fees. State Street Bank and Trust Company ("State Street") provides, or arranges for the provision of certain administrative and accounting services for the Fund, including maintaining the books and records of the Fund, and preparing certain reports and other documents required by federal and/or state laws and regulations. For these services, the Fund pays State Street a fee at the annual rate of 0.09% of the Fund's average daily net assets up to $150 million, 0.06% of the next $150 million, and 0.04% of those assets in excess of $300 million, subject to certain minimum requirements.

4. FUND SHARES.

At August 31, 1997, there were 20,000,000 shares of $0.01 par value capital stock authorized, of which 16,365,572 were issued and outstanding. On
January 17, 1997, the Fund issued 53 shares of its common stock, valued at $1,254, to shareholders participating in the Fund's Dividend Reinvestment and Cash Purchase Plan.

    REPORT OF INDEPENDENT ACCOUNTANTS
--------------------------------------------------------------------------------

To the Shareholders and Board of Directors of The Taiwan Fund, Inc.

We have audited the accompanying statement of assets and liabilities of the Taiwan Fund, Inc., including the schedule of portfolio investments, as of August 31, 1997, and the related statement of operations for the year then ended, the statement of changes in net assets for each of the two years in the period then ended and the financial highlights for each of the five years in the period then ended. These financial statements are the responsibility of the fund's management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with generally accepted auditing standards. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of August 31, 1997 by correspondence with the custodian and brokers. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of The Taiwan Fund, Inc., as of August 31, 1997, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended, and the financial highlights for each of the five years in the period then ended in conformity with generally accepted accounting principles.

                                              COOPERS & LYBRAND L.L.P.

Boston, Massachusetts
October 10, 1997

    SUMMARY OF DIVIDEND REINVESTMENT AND CASH PURCHASE PLAN
--------------------------------------------------------------------------------

WHAT IS THE DIVIDEND REINVESTMENT AND CASH PURCHASE PLAN?

The Dividend Reinvestment and Cash Purchase Plan (the "Plan") offers shareholders of The Taiwan Fund, Inc. (the "Fund") a prompt and simple way to reinvest their dividends and capital gains distributions in shares of the Fund. The Fund will distribute to shareholders, at least annually, substantially all of its net income and expects to distribute annually its net realized capital gains. State Street Bank and Trust Company acts as Plan Agent for shareholders in administering the Plan. The Plan also allows you to make optional cash investments in Fund shares through the Plan Agent.

WHO CAN PARTICIPATE IN THE PLAN?

If you own shares in your own name, you can elect to participate directly in the Plan. If you own shares that are held in the name of a brokerage firm, bank, or other nominee, you should contact your nominee to arrange for them to participate on your behalf.

WHAT DOES THE PLAN OFFER?

The Plan has two components; reinvestment of dividends and capital gains distributions, and a voluntary cash purchase feature.

REINVESTMENT OF DIVIDENDS AND CAPITAL GAINS DISTRIBUTIONS
---------------------------------------------------------
If you choose to participate in the Plan, your dividends and capital gains distributions will be promptly invested for you, automatically increasing your holdings in the Fund. If the Fund declares a dividend or capital gains distribution payable in cash, you will automatically receive shares purchased by the Plan Agent on the New York Stock Exchange or otherwise on the open market.

If a distribution is declared which is payable in shares or cash at the option of the shareholder and if on the valuation date (generally the payable date) the market price of shares is equal to or exceeds their net asset value, the Fund will issue new shares to you at the greater of the following: (a) net asset value per share or (b) 95% of the market price per share. If the market price per share on the valuation date is less than the net asset value per share, the Fund will issue new shares to you at the market price per share on the valuation date.

All reinvestments are in full and fractional shares, carried to three decimal places. In the case of foreign (non-U.S.) shareholders, reinvestment will be made net of applicable withholding tax.

VOLUNTARY CASH PURCHASE OPTION
------------------------------
Plan participants have the option of making investments in Fund shares through the Plan Agent. You may invest any amount from $100 to $3,000 semi-annually. The Plan Agent will purchase shares for you on the New York Stock Exchange or otherwise on the open market on or about February 15 and August 15. If you hold shares in your own name, you should deal directly with the Plan Agent. We suggest you send your check to the following address to be received on or about February 5 or August 5 to allow time for processing: State Street Bank and Trust Company, P.O. Box 8200, Boston, MA 02266.

The Plan Agent will return any cash payments received more than thirty days prior to February 15 or August 15, and you will not receive interest on uninvested cash payments. If you own shares that are held in the name of a brokerage firm, bank, or other nominee, you should contact your nominee to arrange for them to participate in the cash purchase option on your behalf.

--------------------------------------------------------------------------------

IS THERE A COST TO PARTICIPATE?

Each participant will pay a pro rata portion of brokerage commissions payable with respect to purchases of shares by the Plan Agent on the New York Stock Exchange or otherwise on the open market. Otherwise, there is no charge to participants for reinvesting dividends and capital gains distributions, since the Plan Agent's fees are paid by the Fund. Brokerage charges for purchasing shares through the Plan are expected to be less than the usual brokerage charges for individual transactions, because the Plan Agent will purchase stock for all participants in blocks, resulting in lower commissions for each individual participant.

For purchases from voluntary cash payments, participants are charged a service fee of $.75 for each investment and a pro rata share of the brokerage commissions.

Brokerage commissions and service fees, if any, will be deducted from amounts to be invested.

WHAT ARE THE TAX IMPLICATIONS FOR PARTICIPANTS?

You will receive tax information annually for your personal records and to help you prepare your federal income tax return. The automatic reinvestment of dividends and capital gains distributions does not relieve you of any income tax which may be payable on dividends or distributions.

If the Fund issues shares upon reinvestment of a dividend or capital gains distribution, for U.S. federal income tax purposes, the amount reportable in respect of the reinvested amount of the dividend or distribution will be the fair market value of the shares received as of the payment date, which will be reportable as ordinary dividend income and/or long term capital gains. The shares will have a tax basis equal to such fair market value, and the holding period for the shares will begin on the day after the payment date. State, local and foreign taxes may also be applicable.

ONCE ENROLLED IN THE PLAN, MAY I WITHDRAW FROM IT?

You may withdraw from the Plan without penalty at any time by written notice to the Plan Agent.

If you withdraw, you will receive, without charge, stock certificates issued in your name for all full shares, or, if you wish, the Plan Agent will sell your shares and send you the proceeds, less a service fee of $2.50 and less brokerage commissions. The Plan Agent will convert any fractional shares you hold at the time of your withdrawal to cash at the current market price and send you a check for the proceeds.

WHOM SHOULD I CONTACT FOR ADDITIONAL INFORMATION?

If you hold shares in your own name, please address all notices, correspondence, questions, or other communications regarding the Plan to: State Street Bank and Trust Company, P.O. Box 8200, Boston, MA 02266, 1-800-426-5523. If your shares are not held in your name, you should contact your brokerage firm, bank, or other nominee for more information and to arrange for them to participate in the Plan on your behalf.

Either the Fund or the Plan Agent may amend or terminate the Plan. Except in the case of amendments necessary or appropriate to comply with applicable law, rules or policies or a regulatory authority, participants will be mailed written notice at least 90 days before the effective date of any amendment. In the case of termination, participants will be mailed written notice at least 90 days before the record date of any dividend or capital gains distribution by the Fund.

                      [THIS PAGE INTENTIONALLY LEFT BLANK]

                      [THIS PAGE INTENTIONALLY LEFT BLANK]

--------------------------------------------------------------------------------

    UNITED STATES ADDRESS
    The Taiwan Fund, Inc.
    225 Franklin Street
    Boston, MA
    1-800-636-9242

    INVESTMENT ADVISER
    China Securities Investment Trust Corporation
    Taipei, Taiwan

    DIRECTORS AND OFFICERS
    Benny T. Hu, President and Director
    Harvey H.W. Chang, Director
    David Dean, Director
    Joe O. Rogers, Director
    Jack C. Tang, Director
    S.Y. Wang, Director
    Lawrence F. Weber, Director
    Gloria Wang, Treasurer and Secretary
    Laurence E. Cranch, Assistant Secretary

    ADMINISTRATOR, ACCOUNTING AGENT,
    TRANSFER AGENT, DIVIDEND PAYING
    AGENT, AND REGISTRAR
    State Street Bank and Trust Company
    Boston, MA

    CUSTODIANS
    The International Commercial Bank of China
    Taipei, Taiwan
    State Street Bank and Trust Company
    Boston, MA

    LEGAL COUNSEL
    Rogers & Wells, New York, NY
    Lee and Li, Taipei, Taiwan

    INDEPENDENT ACCOUNTANTS
    Coopers & Lybrand L.L.P.
    Boston, MA